                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                          Date of Report:  August 27, 1998
                          (Date of earliest event reported)


                                  UNITED HOMES, INC.
                (Exact name of registrant as specified in the charter)

     Illinois                           0-23347                  36-3978181
(State or other jurisdiction       (Commission File No.)      (IRS Employer
   of incorporation)                                        Identification No.)

                                    2100 Golf Road
                           Rolling Meadows, Illinois  60008
                       (Address of Principal Executive Offices)

                                    (847) 427-2450
                  (Registrant's telephone number including area code)

                                         N/A

            (Former name or former address, if changed since last report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 27, 1998, United Homes, Inc. (the "Registrant") engaged Deloitte & Touche LLP as the Registrant's independent accountant to audit and report on the Registrant's annual financial statements for the year ending September 30, 1998. At no time during the Registrant's two most recent fiscal years, and any subsequent interim period prior to engaging Deloitte & Touche, did the Registrant consult Deloitte & Touche regarding: (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions or a reportable event described in paragraph 304(a)(1)(v).

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNITED HOMES, INC.


Dated:    September 1, 1998        By:  /s/  William J. Crock, Jr.
                                      -------------------------------------
                                        Its:  Executive Vice President and
                                               Chief Financial Officer